Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2019
Prepayments and Other Current Assets
Summary of prepayments and other current assets

	December 31, 2018	December 31, 2019
	RMB in thousands
Prepayments for revenue sharing cost*	462,883	542,971
Prepayments for content cost	130,619	226,500
Prepayments for sales tax	80,487	157,244
Interest income receivable	26,812	93,688
Inventories, net	55,032	69,914
Loans to investees or ongoing investments	84,075	64,463
Prepayments of marketing and other operational expenses	33,198	53,246
Prepayments /receivable s relating to jointly invested content	44,951	43,838
Deposits	20,447	26,301
Prepayments to inventory suppliers	12,901	9,058
Others	39,446	28,678

Total	990,851	1,315,901

*	App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheet as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.
The related direct and incremental platform commissions as well as game developers’ licensing fees are deferred and reported in “Prepayments and Other Current Assets” on the consolidated balance sheets.